UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 8, 2020
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

EXPLANATORY NOTE:

On July 8, 2020, Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), completed the disposition of substantially all of the operations and assets of Transport Financial Services, a division of Covenant Transport Solutions LLC, an indirect wholly owned subsidiary of the Company (the “Transaction”). The Company is amending its current report on Form 8-K, filed with the Securities and Exchange Commission on July 14, 2020 (the “Original Form 8-K”), to furnish the unaudited pro forma consolidated financial statements of the Company giving effect to the Transaction. All of the other information in the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

	(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company giving effect to the Transaction are furnished as Exhibit 99.2 hereto and incorporated herein by reference. Such unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results and financial position that actually would have been achieved if the Transaction had been in effect on the dates indicated or that may be achieved for future periods, and should be read in conjunction with the financial statements of the Company.

	(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.2	Unaudited pro forma consolidated financial statements of Covenant Logistics Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: July 16, 2020	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.2	Unaudited pro forma consolidated financial statements of Covenant Logistics Group, Inc.